SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A

                         AMENDMENT NO. 1

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): July 15, 1998


                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











                        Page 1 of 3 Pages



     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

                (c) 20(i) Press release dated July 15, 1998 discussing second quarter results.



























                        Page 2 of 3 Pages


                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



Date: July 17, 1998      By:       Stephen S. Weddle
                         Name:     Stephen S. Weddle
                         Title:    Vice President,
                                   General Counsel and
                                   Secretary
































                        Page 3 of 3 Pages